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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------




    Date of Report (Date of Earliest Event Reported):  November 3, 1995

                        EDISON BROTHERS STORES, INC.
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           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
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               (State or Other Jurisdiction of Incorporation)

          No. 1-1394                                   43-0254900
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   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

               501 N. Broadway
             St. Louis, Missouri                               63102
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   (Address of Principal Executive Offices)                 (Zip Code)

                               (314) 331-600
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            (Registrant's Telephone Number, Including Area Code)


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       (Former Name or Former Address, if Changed Since Last Report)
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               On November 3, 1995, Edison Brothers Stores, Inc., a
     Delaware corporation (the "Registrant"), and its domestic affiliates set forth on Exhibit 1 hereto, filed in the United States Bankruptcy Court for the District of Delaware a petition for reorganization under Chapter 11 of title 11 of the United States Code, case number 95-1354PJW (the "Chapter 11 Filing"). The Registrant is managing its business as debtor-in-possession subject to Court approval for certain actions of the Registrant.

               A copy of the press release issued by the Registrant on November 3, 1995, reporting the Chapter 11 Filing and related matters is filed as Exhibit 2 hereto.

     Item 7.   Financial Statements, Pro Forma Financial
     ------    -----------------------------------------
               Information and Exhibits.
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          (c)  Exhibits.

               99.1.     List of the Registrant's Affiliates
               99.2.     Press Release, dated November 3, 1995.












































     NYFS03...:\16\43016\0001\1187\FRMN135K.07A
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                                   SIGNATURES
                                   ----------
               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EDISON BROTHERS STORES, INC.


                                    By:  /s/ David B. Cooper, Jr.
                                         -------------------------------------
                                    Name:   David B. Cooper, Jr.
                                    Title:  Executive Vice President and Chief
                                                Financial Officer


     November 17, 1995












































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                                  EXHIBIT INDEX

      Exhibit No.       Description                                Page
      ----------        -----------                                ----

            99.1.       List of the Registrant's Affiliates.         5

            99.2.       Press Release, dated November 3, 1995.       7